UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2013

Cole Real Estate Investments, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-35974	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016

(Address of principal executive offices)

(Zip Code)

(602) 778-8700

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Cole Real Estate Investments, Inc. (the “Company”) hereby amends the Current Report on Form 8-K filed on June 5, 2013 to update the debt maturity disclosures on page 28 of Exhibit 99.1 and page 18 of Exhibit 99.2.

Item 7.01 Regulation FD Disclosure

A copy of the updated presentation to be used in connection with a roadshow related to the Company’s listing on the New York Stock Exchange is attached hereto as Exhibit 99.1, and is incorporated herein by reference. Also attached, as Exhibit 99.2, is the updated supplemental financial information, including reconciliations of certain non-GAAP financial measures relating to the Company provided in the presentation.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information in this Item 7.01 disclosure, including Exhibit 99.1 and Exhibit 99.2, and the information set forth therein, is deemed to have been furnished to, and shall not be deemed to be “filed” with, the SEC.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Presentation, dated June 4, 2013

99.2	Supplemental Financial Information, dated June 4, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2013	COLE REAL ESTATE INVESTMENTS, INC.

	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President of Accounting
Principal Accounting Officer

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